CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION

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                      CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending April 25, 2008
==============================================================================

This Certificate relates to the Due Period ending April 25, 2008 and the related Distribution Date.

A.   Information Regarding the portfolio
     ------------------------------------

1. Portfolio Yield For Group 1 ............................             9.92%
   Portfolio Yield For Group 2 ............................             9.96%
       Yield Component For Group 1 ........................            15.66%
       Yield Component For Group 2 ........................            15.70%
       Credit Loss Component  .............................             5.74%

2. New Purchase Rate  .....................................            21.18%

3. Total Payment Rate  ....................................            20.68%

4. Principal Payment  Rate  ................................           19.80%

5. Aggregate Amount of Principal Receivables in the Trust :

     Beginning of Due Period  ............................  $  75,915,796,259

     Average  ............................................  $  76,770,570,960

     Lump Sum Addition/(Removal)  ......................... $   1,234,692,881

     End of Due Period  ..................................  $  77,288,227,622

6. Delinquencies (Aggregate outstanding balances in the Accounts that were delinquent by the time periods listed below as of the close of business of the month preceding the Distribution Date, as a percentage of aggregate Receivables as of the last day of the Due Period) :

       Current  ..........................................  $  72,722,592,233
         5-34 days delinquent  ...........................  $   2,290,773,283
        35-64 days delinquent  ...........................  $     855,158,962
        65-94 days delinquent  ...........................  $     668,041,268
       95-124 days delinquent  ...........................  $     566,332,183
      125-154 days delinquent  ...........................  $     482,030,165
      155-184 days delinquent  ...........................  $     442,485,397

      Current  ...........................................             93.18%
         5-34 days delinquent  ...........................              2.94%
        35-64 days delinquent  ...........................              1.10%
        65-94 days delinquent  ...........................              0.86%
       95-124 days delinquent  ...........................              0.73%
      125-154 days delinquent  ...........................              0.62%
      155-184 days delinquent  ...........................              0.57%

                                      Page 1
                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION

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                      CITIBANK CREDIT CARD MASTER TRUST I - GROUP 1
                    For the Due Period Ending April 25, 2008
==============================================================================

                                                   Current Due           Current Due
                                                   Period on an          Period on a
                                                   Actual Basis (1)      Standard Basis (1)
B. Information Regarding Group 1
   -----------------------------
  (Percentage Basis)

  1. Portfolio Yield                                   9.92%              9.92%
  2. Weighted Average Certificate Rate                 6.25%              6.25%
  3. Weighted Average Investor Fee Rates
         Fixed Servicing Fee                           0.37%              0.37%
         Others                                        0.37%              0.37%
  4. Surplus Finance Charge Collections                2.93%              2.93%
  5. Required Surplus Finance Charge Amount            0.00%              0.00%
  6. Aggregate Surplus Finance Charge Amount           2.93%              2.93%
     minus Required Surplus Finance Charge Amount

C. Information Regarding Group 1
   -----------------------------
  (Dollars Basis)

  1. Total Investor Collections                        $   486,433,622 $   486,433,622
         Principal Collections                         $   456,854,009 $   456,854,009
         Finance Charge Collections                    $    29,579,613 $    29,579,613
  2. Investor Default Amount                           $    10,858,492 $    10,858,492
  3. Investor Monthly Interest                         $    12,023,710 $    12,023,710
  4. Investor Monthly Fees
         Fixed Servicing Fees                          $       711,509 $       711,509
         Others                                        $     1,099,862 $     1,099,862
  5. Surplus Finance Charge Collections                $     4,886,040 $     4,886,040
  6. Required Surplus Finance Charge Collections       $             0 $             0
  7. Aggregate Surplus Finance Charge Amount           $     4,886,040 $     4,886,040
     minus Required Surplus Finance Charge Amount

(1) Values for "Current Due Period on an Actual Basis" reflect, in the case of a first due period close of a series, activity from the close date until the first due period end, or, as in the case of Investor Monthly Interest and certain fees, until the first distribution date. Values for "Current Due Period on a Standard Basis" reflect activity for the entire current period, as if all series had already been outstanding prior to the first day of such period.
     All percents are based on actual cash revenue or expense for the period, converted to an annualized percent using day count appropriate for the item, either 30/360, actual/360, or actual/actual. Depending on the item, cash expenses may accrue from March 27, 2008 to April 25, 2008, 30 days, or
     April 2 , 2008 to May 1 , 2008, 30 days (standard basis).

                                      Page 2
                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION

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                    CITIBANK CREDIT CARD MASTER TRUST I - GROUP 2
                    For the Due Period Ending April 25, 2008
==============================================================================

                                                    Current Due        Current Due
                                                    Period on an       Period on a
                                                    Actual Basis (1)   Standard Basis (1)
B. Information Regarding Group 2
   -----------------------------
  (Percentage Basis)

  1. Portfolio Yield                                   9.96%              9.95%
  2. Weighted Average Interest Rate (2)                3.73%              3.70%
  3. Weighted Average Investor Fee Rates
         Fixed Servicing Fee                           0.37%              0.37%
         Others                                        0.00%              0.00%
  4. Surplus Finance Charge Collections                5.86%              5.88%
  5. Surplus Finance Charge Collections For
     Purposes of Funding Class C Reserve Account       5.69%              5.71%
  6. Required Surplus Finance Charge Amount            0.00%              0.00%
  7. Aggregate Surplus Finance Charge Amount           5.86%              5.88%
     minus Required Surplus Finance Charge Amount

C. Information Regarding Group 2
   -----------------------------
  (Dollars Basis)

  1. Total Investor Collections                        $14,527,308,630 $14,526,567,463
         Principal Collections                         $13,641,942,581 $13,641,942,581
         Finance Charge Collections                    $   885,366,049 $   884,624,882
  2. Investor Default Amount                           $   324,241,277 $   324,241,277
  3. Targeted Deposit to Interest Funding Account (3)  $   211,741,689 $   210,039,528
  4. Investor Monthly Fees
         Fixed Servicing Fees                          $    21,063,273 $    21,246,094
         Others                                        $       251,854 $       251,854
  5. Surplus Finance Charge Collections                $   328,067,956 $   328,846,129
  6. Required Surplus Finance Charge Collections       $             0 $             0
  7. Aggregate Surplus Finance Charge Amount           $   328,067,956 $   328,846,129
     minus Required Surplus Finance Charge Amount

     (1) Values for "Current Due Period on an Actual Basis" reflect, in the case of a first due period close of a tranche of Notes, activity from the close date until the first due period end, or, as in the case of Targeted Deposit to Interest Funding Account and certain fees, until the first Monthly Interest Date. Values for "Current Due Period on a Standard Basis" reflect activity for the entire current period, as if all Notes had already been outstanding prior to the first day of such period. All percents are based on actual cash revenue or expense for the period, converted to an annualized percent using day count appropriate for the item, either 30/360, actual/360, or actual/actual. Depending on the item, cash expenses may accrue from March 27, 2008 to April 25, 2008, 30 days, or April 2 , 2008 to May 1 , 2008, 30 days (standard basis). (2) Defined in the definition section of the Indenture (3) Referenced in sections 501 and 503 of the Indenture

                                      Page 3
                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION

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                 Citibank Credit Card Master Trust I, Series 1997-4
                    For the Due Period Ending April 25, 2008
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), National Association, as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, as amended and restated as of October 5, 2001 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-4 Supplement (as amended, the "Series Supplement"), between Citibank (South Dakota), as Seller, Servicer, and successor by merger to Citibank (Nevada), National Association, as Seller, and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1997-4
   -------------------------------------------------

  1a.  Class A Invested Amount................................       $  750,000,000

  1b.  Class B Invested Amount................................       $   48,000,000

  2a.  Class A Monthly Interest...............................       $    4,254,000

  2b.  Class B Monthly Interest...............................       $      279,356

  3a.  Balance in the Class A Interest Funding Account  ......       $    8,508,000

  3b   Balance in the Class B Interest Funding Account  ......       $      558,712

  4a.  Available Cash Collateral Amount  .....................       $   55,860,000

  4b.  Percent of Class B Invested Amount ....................              116.38%

  5a.  Class A Investor Charge-offs  .........................       $            0

  5b.  Class B Investor Charge-offs  .........................       $            0

  6.   Required Amount  ......................................       $            0

  7.   Draw on Cash Collateral Account  ......................       $            0

  8a.  Class A Monthly Principal for the Distribution Date (2)       $            0

  8b.  Class B Monthly Principal for the Distribution Date (2)       $            0

  9a.  Balance in the Class A Principal Funding Account (2)...       $            0

  9b.  Balance in the Class B Principal Funding Account (2)...       $            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.
                                      Page 4
                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION

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                 Citibank Credit Card Master Trust I, Series 1997-4
                    For the Due Period Ending April 25, 2008
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................       $            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................       $            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....       $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......       $            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......       $            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 5
                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION

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                 Citibank Credit Card Master Trust I, Series 1997-4
                    For the Due Period Ending April 25, 2008
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), National Association, as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, as amended and restated as of October 5, 2001 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-4 Supplement (as amended, the "Series Supplement"), between Citibank (South Dakota), as Seller, Servicer, and successor by merger to Citibank (Nevada), National Association, as Seller, and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on May 12, 2008

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 15 day of May 2008


                                CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION. Servicer,


                                By:     /s/ Donald Marmo
                                   __________________________________________
                                        Name:    Donald Marmo
                                        Title:   Servicing Officer
                                      Page 6
                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION

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                 Citibank Credit Card Master Trust I, Series 1999-2
                    For the Due Period Ending April 25, 2008
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), National Association, as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, as amended and restated as of October 5, 2001 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-2 Supplement (as amended, the "Series Supplement"), between Citibank (South Dakota), as Seller, Servicer, and successor by merger to Citibank (Nevada), National Association, as Seller, and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1999-2
   -------------------------------------------------

  1a.  Class A Invested Amount................................       $  750,000,000

  1b.  Class B Invested Amount................................       $   48,000,000

  2a.  Class A Monthly Interest...............................       $    3,671,875

  2b.  Class B Monthly Interest...............................       $      246,000

  3a.  Balance in the Class A Interest Funding Account  ......       $    7,343,750

  3b   Balance in the Class B Interest Funding Account  ......       $      492,000

  4a.  Available Cash Collateral Amount  .....................       $   47,880,000

  4b.  Percent of Class B Invested Amount ....................               99.75%

  5a.  Class A Investor Charge-offs  .........................       $            0

  5b.  Class B Investor Charge-offs  .........................       $            0

  6.   Required Amount  ......................................       $            0

  7.   Draw on Cash Collateral Account  ......................       $            0

  8a.  Class A Monthly Principal for the Distribution Date (2)       $            0

  8b.  Class B Monthly Principal for the Distribution Date (2)       $            0

  9a.  Balance in the Class A Principal Funding Account (2)...       $            0

  9b.  Balance in the Class B Principal Funding Account (2)...       $            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.
                                      Page 7
                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION

==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-2
                    For the Due Period Ending April 25, 2008
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................       $            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................       $            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....       $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......       $            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......       $            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 8
                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION

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                 Citibank Credit Card Master Trust I, Series 1999-2
                    For the Due Period Ending April 25, 2008
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), National Association, as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, as amended and restated as of October 5, 2001 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-2 Supplement (as amended, the "Series Supplement"), between Citibank (South Dakota), as Seller, Servicer, and successor by merger to Citibank (Nevada), National Association, as Seller, and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on May 12, 2008

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 15 day of May 2008


                                CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION. Servicer,


                                By:     /s/ Donald Marmo
                                   __________________________________________
                                        Name:    Donald Marmo
                                        Title:   Servicing Officer
                                      Page 9